/C O R R E C T I O N -- Saga Communications, Inc./

In the news release, Saga Communications, Inc. Reports 2nd Quarter Results, issued 07-Aug-2018 by Saga Communications, Inc. over PR Newswire, the "Selected Supplemental Financial Data For the Six Months Ended June 30, 2018 and 2017" financial table was omitted from the press release and incorrectly transmitted by PR Newswire. The complete, corrected release follows:

Saga Communications, Inc. Reports 2nd Quarter Results

Net Revenue increased $2.0 million for the Quarter

GROSSE POINTE FARMS, Mich., Aug. 7, 2018 /PRNewswire/ -- Saga Communications, Inc. (NYSE American: SGA) today reported net revenue increased 6.5% to $32.2 million for the quarter ended June 30, 2018. Operating income increased 2.7% to $6.0 million and station operating expense increased 8.0% to $23.1 million for the quarter. Income from continuing operations (net of tax) increased $800 thousand to $4.2 million compared to $3.4 million last year. Diluted earnings per share from continuing operations was $0.70/share in the second quarter of 2018 compared to $0.57/share during the same period in 2017. Including discontinued operations diluted earnings per share for the quarter were $0.70/share compared to $0.77/share last year. Free cash flow from continuing operations was $6.0 million for the quarter ended June 30, 2018 compared to $4.8 million for the same period last year.

On a same station basis for the quarter ended June 30, 2018 net revenue decreased 0.6% to $30.1 million, Operating income increased 1.5% to $6.0 million and station operating expense decreased 1.0% to $21.2 million.

Net revenue increased 6.8% to $60.2 million for the six months ended June 30, 2018. Operating income increased 6.4% to $8.4 million and station operating expense increased 8.8% to $46.5 million for the six-month period. Income from continuing operations (net of tax) increased $1.3 million to $5.7 million compared to $4.4 million last year. Diluted earnings per share from continuing operations was $0.96/share for the six-month period in 2018 compared to $0.75/share during the same period in 2017. Including discontinued operations diluted earnings per share for the six-month period were $0.96/share compared to $1.10/share last year. Free cash flow from continuing operations was $8.3 million for the six months ended June 30, 2018 compared to $6.9 million for the same period last year.

On a same station basis for the six months ended June 30, 2018 net revenue was flat at $56.1 million, Operating income from continuing operations increased 7.3% to $8.4 million and station operating expense was flat at $42.6 million.

The Company had $52.9 million in cash on hand as of June 30, 2018 and $53.3 million as of August 6, 2018. The Company's total long-term debt was $25 million as of June 30, 2018. Including the recently announced $0.30 per share dividend which was paid on June 22, 2018, the Company has paid over $57 million in dividends since December 3, 2012.

The results for the quarter and six-month period were affected by the sale of the Company's television stations and purchase of radio stations in Charleston and Hilton Head, SC on September 1, 2017.

Capital expenditures from continuing operations were $1.4 million in the second quarter compared to $2.0 million for the same period last year. The Company expects to spend approximately $5.0 million to $6.0 million for capital expenditures during 2018.

Saga's 2018 2nd Quarter conference call will be on Tuesday, August 7, 2018 at 11:00 a.m. EDT. The dial-in number for the call is (612) 288-0329. A transcript of the call will be posted to the Company's website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EDT on August 7, 2018 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual", "same station", "proforma", and discontinued operations information as well as the Company's trailing 12-month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "proforma" amounts assume all acquisitions in 2017 and 2018 occurred as of January 1, 2017.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12-month consolidated EBITDA, and consolidated net leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive-based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value.

These measures are not measures of liquidity or of performance in accordance with GAAP and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 75 FM and 33 AM radio stations and 75 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Months Ended
June 30, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Operating Results
Net operating revenue	$ 32,234	$ 30,261	$ 60,243	$ 56,416
Station operating expense	23,140	21,426	46,537	42,766
Corporate general and administrative	2,848	2,880	5,392	5,743
Other operating expense (income), net	213	79	(38)	58
Operating income	6,033	5,876	8,352	7,849
Interest expense	255	229	474	437
Other income	(188)	-	(277)	-
Income from continuing operations, before tax	5,966	5,647	8,155	7,412
Income tax expense	1,795	2,272	2,455	2,990
Income from continuing operations, net of tax	4,171	3,375	5,700	4,422
Income from discontinued operations, net of tax	-	1,159	-	2,050
Net income	$ 4,171	$ 4,534	$ 5,700	$ 6,472

Basic Earnings per share:
From continuing operations	$ 0.70	$ 0.57	$ 0.96	$ 0.75
From discontinued operations	-	0.20	-	0.35
Basic earnings per share	$ 0.70	$ 0.77	$ 0.96	$ 1.10

Diluted Earnings per share:
From continuing operations	$ 0.70	$ 0.57	$ 0.96	$ 0.75
From discontinued operations	-	0.20	-	0.35
Diluted earnings per share	$ 0.70	$ 0.77	$ 0.96	$ 1.10

Weighted average common shares	5,834	5,803	5,838	5,796
Weighted average common and common
equivalent shares	5,834	5,806	5,838	5,804

Free Cash Flow
Net income	$ 4,171	$ 4,534	$ 5,700	$ 6,472
Plus: Depreciation and amortization:
Station	1,606	1,372	3,186	2,730
Corporate	72	72	138	143
Discontinued operations	-	129	-	445
Deferred tax provision	785	1,255	1,095	1,680
Non-cash compensation	554	574	1,105	1,132
Other operating expense from continuing operations	213	79	(38)	58
Other operating expense from discontinued operations	-	-	-	31
Less: Capital expenditures from continuing operations	(1,408)	(1,973)	(2,906)	(3,315)
Capital expenditures from discontinued operations	-	(13)	-	(110)
Free cash flow	$ 5,993	$ 6,029	$ 8,280	$ 9,266

			June 30,
			2018	2017
Balance Sheet Data
Working capital			$ 60,196	$ 56,574
Net fixed assets			$ 56,101	$ 49,865
Net intangible assets and other assets			$ 114,950	$ 102,658
Total assets			$ 246,171	$ 226,878
Long-term debt including $0 and $1,078 of current liabilities
classified as discontinued operations, respectively			$ 25,000	$ 36,365
Stockholders' equity			$ 182,414	$ 139,319

Saga Communications, Inc.
Selected Supplemental Financial Data
For The Three and Six Months Ended
June 30, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017(1)	2018	2017 (1)
Results of Discontinued Operations
Net operating revenue	$ -	$ 5,688	$ -	$ 10,942
Station operating expense	-	3,643	-	7,355
Other operating expense	-	-	-	31
Operating income	-	2,045	-	3,556
Interest expense	-	8	-	16
Income before income taxes	-	2,037	-	3,540
Income tax expense	-	878	-	1,490
Income from discontinued operations, net of tax	$ -	$ 1,159	$ -	$ 2,050

Free Cash Flow from Discontinued Operations
Income from discontinued operations, net of tax	$ -	$ 1,159	$ -	$ 2,050
Plus: Depreciation and amortization:	-	129	-	445
Other operating expense from discontinued operations	-	-	-	31
Less: Capital expenditures from discontinued operations	-	(13)	-	(110)
Free cash flow from discontinued operations	$ -	$ 1,275	$ -	$ 2,416

(1) Results of operations for the Television stations are reflected through June 30, 2017. The effective date of the sale was September 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
June 30, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2018	2017	2018	2017	2018	2017
Consolidated
Net operating revenue	$ 32,234	$ 30,261	$ 30,078	$ 30,261	$ 32,234	$ 32,509
Station operating expense	23,140	21,426	21,216	21,426	23,140	23,255
Corporate general and administrative	2,848	2,880	2,848	2,880	2,848	2,880
Other operating expense	213	79	52	79	213	79
Operating income	6,033	5,876	5,962	5,876	6,033	6,295
Interest expense	255	229			255	229
Other income	(188)	-			(188)	-
Income from continuing operations, before tax	5,966	5,647			5,966	6,066
Income tax expense	1,795	2,272			1,795	2,444
Income from continuing operations, net of tax	4,171	3,375			4,171	3,622
Income from discontinued operations, net of tax	-	1,159			-	1,159
Net income	$ 4,171	$ 4,534			$ 4,171	$ 4,781

Basic Earnings per share:
From continuing operations	$ 0.70	$ 0.57			$ 0.70	$ 0.61
From discontinued operations	-	0.20			-	0.20
Basic earnings per share	$ 0.70	$ 0.77			$ 0.70	$ 0.81

Diluted Earnings per share:
From continuing operations	$ 0.70	$ 0.57			$ 0.70	$ 0.61
From discontinued operations	-	0.20			-	0.20
Diluted earnings per share	$ 0.70	$ 0.77			$ 0.70	$ 0.81

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2018	2017	2018	2017	2018	2017
Depreciation and amortization
by segment
Radio Stations	$ 1,606	$ 1,372	$ 1,345	$ 1,372	$ 1,606	$ 1,617
Discontinued Operations	-	129	-	-	-	129
Corporate and Other	72	72	72	72	72	72
	$ 1,678	$ 1,573	$ 1,417	$ 1,444	$ 1,678	$ 1,818

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2018 and 2017 occurred as of January 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Six Months Ended
June 30, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2018	2017	2018	2017	2018	2017
Consolidated
Net operating revenue	$ 60,243	$ 56,416	$ 56,141	$ 56,261	$ 60,243	$ 60,641
Station operating expense	46,537	42,766	42,572	42,654	46,537	46,325
Corporate general and administrative	5,392	5,743	5,392	5,743	5,392	5,743
Other operating (income) expense, net	(38)	58	(198)	58	(38)	58
Operating income	8,352	7,849	8,375	7,806	8,352	8,515
Interest expense	474	437			474	437
Other income	(277)	-			(277)	-
Income from continuing operations, before tax	8,155	7,412			8,155	8,078
Income tax expense	2,455	2,990			2,455	3,263
Income from continuing operations, net of tax	5,700	4,422			5,700	4,815
Income from discontinued operations, net of tax	-	2,050			-	2,050
Net income	$ 5,700	$ 6,472			$ 5,700	$ 6,865

Basic Earnings per share:
From continuing operations	$ 0.96	$ 0.75			$ 0.96	$ 0.81
From discontinued operations	-	0.35			-	0.35
Basic earnings per share	$ 0.96	$ 1.10			$ 0.96	$ 1.16

Diluted Earnings per share:
From continuing operations	$ 0.96	$ 0.75			$ 0.96	$ 0.81
From discontinued operations	-	0.35			-	0.35
Diluted earnings per share	$ 0.96	$ 1.10			$ 0.96	$ 1.16

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2018	2017	2018	2017	2018	2017
Depreciation and amortization
by segment
Radio Stations	$ 3,186	$ 2,730	$ 2,670	$ 2,728	$ 3,186	$ 3,220
Discontinued Operations	-	445	-	-	-	445
Corporate and Other	138	143	138	143	138	143
	$ 3,324	$ 3,318	$ 2,808	$ 2,871	$ 3,324	$ 3,808

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2018 and 2017 occurred as of January 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
June 30, 2018
(amounts in 000's except ratios)
(Unaudited)

		Less:	Plus:			Trailing
	12 Mos Ended	6 Mos Ended	6 Mos Ended	Add:	Less:	12 Mos Ended
	December 31,	June 30,	June 30,	Proforma	Discontinued	June 30,
	2017	2017	2018	Acquisitions (2)	Operations (2)	2018
Trailing 12 Month Consolidated Earnings Before Interest,
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$ 54,717	$ 6,472	$ 5,700	$ 19	$ 30,421	$ 23,543
Exclusions:
Gain (loss) on sale of assets from continuing operations	(55)	(58)	(38)	-	-	(35)
Gain (loss) on sale of assets from discontinued operations	(31)	(31)	-	-	-	-
Gain (loss) on sale of television stations	50,842	-	-	-	50,842	-
Impairment of intangibles	(1,449)	-	-	-	-	(1,449)
Other	289	279	264	-	(1)	275

Total exclusions	49,596	190	226	-	50,841	(1,209)
Consolidated adjusted net income (1)	5,121	6,282	5,474	19	(20,420)	24,752
Plus: Interest expense	925	454	474	-	6	939
Income tax expense	16,880	4,480	2,455	13	21,310	(6,442)
Depreciation & amortization expense	6,696	3,318	3,324	164	-	6,866
Amortization of television syndicated programming contracts	418	316	-	-	102	-
Non-cash stock based compensation expense	2,279	1,132	1,105	-	-	2,252
Less: Cash television programming payments	(418)	(315)	-	-	(103)	-
Trailing twelve month consolidated EBITDA (1)	$ 31,901	$ 15,667	$ 12,832	$ 196	$ 895	$ 28,367

Total long-term debt, including current maturities						$ 25,000
Divided by trailing twelve month consolidated EBITDA (1)						28,367
Leverage ratio						0.88

(1)	As defined in the Company's credit facility.
(2)	Trailing 12 Month Adjustment

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three and Six Months Ended
June 30, 2018 and 2017
(amounts in 000's)
(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2018	Period	2018	2017	Period	2017
Consolidated
Net operating revenue	$ 32,234	$ (2,156)	$ 30,078	$ 30,261	$ -	$ 30,261
Station operating expense	23,140	(1,924)	21,216	21,426	-	21,426
Corporate general and administrative	2,848	-	2,848	2,880	-	2,880
Other operating expense	213	(161)	52	79	-	79
Operating income	$ 6,033	$ (71)	$ 5,962	$ 5,876	$ -	$ 5,876

Depreciation and amortization	$ 1,678	$ (261)	$ 1,417	$ 1,573	$ (129)	$ 1,444

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2018	Period	2018	2017	Period	2017
Consolidated
Net operating revenue	$ 60,243	$ (4,102)	$ 56,141	$ 56,416	$ (155)	$ 56,261
Station operating expense	46,537	(3,965)	42,572	42,766	(112)	42,654
Corporate general and administrative	5,392	-	5,392	5,743	-	5,743
Other operating (income) expense	(38)	(160)	(198)	58	-	58
Operating income	$ 8,352	$ 23	$ 8,375	$ 7,849	$ (43)	$ 7,806

Depreciation and amortization	$ 3,324	$ (516)	$ 2,808	$ 3,318	$ (447)	$ 2,871

CONTACT: Samuel D. Bush, 313/886-7070